UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 31, 2010

The First Marblehead Corporation
(Exact name of registrant as specified in charter)

Delaware	001-31825	04-3295311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Prudential Tower 800 Boylston Street, 34th Floor Boston, Massachusetts	02199-8157
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800) 895-4283

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 31, 2010, FM Systems LLC, a Delaware limited liability company doing business as Tuition Management Systems LLC (“FM Systems”) and a wholly owned subsidiary of The First Marblehead Corporation (the “Corporation”), completed its previously announced acquisition of the net assets and operations of the Tuition Management Systems (“TMS”) division of KeyBank National Association, a national banking association (“KeyBank”), pursuant to an Asset Purchase Agreement dated as of November 21, 2010 (the “Agreement”), by and among FM Systems, as Buyer, KeyBank, as Seller, and solely for purposes of Sections 7.1.6 and 7.12 of the Agreement, the Corporation, as Guarantor.  TMS is engaged in the business of outsourced tuition planning, billing and payment technology services for universities, colleges and secondary schools (the “Business”).

FM Systems acquired substantially all of the assets of the Business for $47.0 million in cash and the assumption of certain liabilities. FM Systems may be entitled to a payment of up to $1.3 million from KeyBank based on certain performance metrics of FM Systems through June 1, 2011, as described in the Agreement.

For additional information on the acquisition and TMS, please see the Current Reports on Form 8-K filed by the Corporation with the Securities and Exchange Commission (“SEC”) on November 22, 2010 and January 6, 2011, as well as the Quarterly Report on Form 10-Q for the period ended December 31, 2010 filed by the Corporation with the SEC on February 9, 2011.

Effective July 1, 2010, the Corporation adopted Accounting Standards Update (“ASU”) 2009-16, Transfers and Servicing (Topic 860)—Accounting for Transfers of Financial Assets, and ASU 2009-17, Consolidation (Topic 810)—Improvements to Financial Reporting by Enterprises Involved With Variable Interest Entities, which resulted in a net increase of $7.87 billion in the Corporation’s total consolidated assets as of July 1, 2010 compared to its audited total consolidated assets as of June 30, 2010.

This current report on Form 8-K files an audited consolidated balance sheet as of July 1, 2010, prior to business conducted on July 1, 2010, and accompanying notes to the consolidated balance sheet (the “Audited Information”) under Item 9.01 below.  Based on the Audited Information, TMS would not constitute a significant subsidiary under Rule 1-02(w) of Regulation S-X.

Item 9.01                      Financial Statements and Exhibits.

(b)           Pro Forma Financial Information.

The Audited Information is hereby incorporated by reference to Exhibit 99.1 hereto.

The Audited Information should be read in conjunction with the Corporation’s annual report on Form 10-K for the fiscal year ended June 30, 2010, 2010, quarterly report on Form 10-Q for the quarter ended September 30, 2010 and quarterly report on Form 10-Q for the quarter ended December 31, 2010, including the financial statements, management’s discussion and analysis of financial condition and results of operations, and risk factors included therein.

Statements in the Audited Information regarding the Corporation’s future financial and operating results, as well as any other statements that are not purely historical, constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based upon our historical performance, the historical performance of the securitization trusts that the Corporation has facilitated (the “Trusts”) and on plans, estimates and expectations as of March 16, 2011.

The inclusion of this forward-looking information should not be regarded as a representation by the Corporation or any other person that the future results, plans, estimates, intentions or expectations expressed or implied will be achieved.  You are cautioned that matters subject to forward-looking statements involve known and unknown risks and uncertainties, including economic, legislative, regulatory, competitive and other factors, which may cause the Corporation’s actual financial or operating results, including the performance of the Trusts and resulting cash flows, facilitated loan volumes and resulting cash flows or financing-related revenues, or the timing of events, to be materially different than those expressed or implied by forward-looking statements.

Important factors that could cause or contribute to such differences include: market acceptance of, and demand for, the Corporation’s Monogram® platform and fee-based service offerings; the volume, timing and performance of facilitated loans; the size and structure of any credit enhancement provided by the Corporation in connection with the Monogram platform; capital markets conditions and the Corporation’s ability to structure securitizations or alternative financings; the size, structure and timing of any such securitizations or alternative financings; any investigation, audit, claim, regulatory action or suit relating to the transfer of the trust certificate of NC Residuals Owners Trust or the asset services agreement between the purchaser and the Corporation, including as a result of the audit being conducted by the Internal Revenue Service relating to tax refunds previously received; the estimates and assumptions made in preparing the Corporation’s financial statements, including quantitative and qualitative factors used to estimate the fair value of additional structural advisory fees, asset servicing fees and residuals receivables; and the other factors set forth under the caption “Part II - Item 1A. Risk Factors” in the Corporation’s quarterly report on Form 10-Q filed with the SEC on February 9, 2011. Important factors that could cause or contribute to future adjustments to the estimates and assumptions the Corporation makes in preparing its financial statements include: actual transactions or market observations relating to asset-backed securities, loan portfolios or corporate debt securities; variance between performance assumptions and the actual performance of the Trusts; economic, legislative, regulatory, competitive and other factors affecting discount, default, recovery and prepayment rates on loan portfolios held by the Trusts, including general economic conditions, the consumer credit environment and unemployment rates; management’s determination of which qualitative and quantitative factors should be weighed in the Corporation’s estimates, and the weight to be given to such factors; capital markets receptivity to securities backed by private education loans; and interest rate trends.

We specifically disclaim any obligation to update any forward-looking statements as a result of developments occurring after March 16, 2011, even if our estimates change, and you should not rely on those statements as representing our views as of any date subsequent to March 16, 2011.

(d)           Exhibits.

23.1	Consent of KPMG LLP

99.1	Audited consolidated balance sheet of the Corporation as of July 1, 2010, including accompanying notes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST MARBLEHEAD CORPORATION
Date: March 16, 2011	By:	/s/ Kenneth Klipper
Kenneth Klipper Managing Director, Chief Financial Officer, Treasurer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
23.1	Consent of KPMG LLP
99.1	Audited consolidated balance sheet of the Corporation as of July 1, 2010, including accompanying notes